Exhibit 99.2

Financial Supplement

Second Quarter 2013

(Unaudited)

World Headquarters	Internet address			Contacts:
1370 Timberlake Manor Parkway	www.rgare.com			Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.				Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
Current Ratings				e-mail: jlay@rgare.com
	Standard & Poor’s	A.M. Best	Moody’s	John Hayden
Financial Strength Ratings				Sr. Vice President
RGA Reinsurance Company	AA-	A+	A1	Controller & Investor Relations
RGA Life Reinsurance Company of Canada	AA-	A+	NR	Phone: (636) 300-8828
RGA International Reinsurance Company Limited	AA-	NR	NR	e-mail: jhayden@rgare.com
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated

Financial Supplement

2nd Quarter 2013

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Reinsurance Group of America, Incorporated

Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
(USD thousands, except inforce & per share data)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Net premiums	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$84,495	$4,014,849	$3,814,143	$200,706
Net income (loss)	(49,612)	185,535	222,989	144,475	141,111	(190,723)	135,923	264,429	(128,506)
Operating income (loss)	(71,797)	122,847	181,830	99,902	122,273	(194,070)	51,050	234,650	(183,600)
Operating return on equity (ex AOCI) - annualized	-6.0%	10.1%	15.5%	8.9%	11.2%	-17.2%
Operating return on equity (ex AOCI) - trailing 12 months	7.1%	11.4%	11.6%	10.5%	11.8%	-4.7%
Total assets	38,790,621	40,197,101	40,360,438	39,924,013	38,344,323	446,298

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,392.3	$1,395.6	$1,395.6	$1,403.3	$1,405.8	$(13.5)
Canada	376.4	382.8	389.7	384.8	365.1	11.3
Europe & South Africa	584.9	581.8	602.5	559.4	525.2	59.7
Asia Pacific	470.2	512.6	539.8	533.5	486.2	(16.0)

Total Life Reinsurance in Force	$2,823.8	$2,872.8	$2,927.6	$2,881.0	$2,782.3	$41.5

Assumed New Business Production (in billions)
U.S.	$21.8	$25.7	$19.2	$23.1	$24.2	$(2.4)	$47.5	$109.1	$(61.6)
Canada	11.1	12.9	12.0	11.3	12.6	(1.5)	24.0	25.7	(1.7)
Europe & South Africa	28.4	45.7	58.4	37.3	25.5	2.9	74.1	40.3	33.8
Asia Pacific	42.7	11.6	12.8	47.2	24.5	18.2	54.3	30.2	24.1

Total New Business Production	$104.0	$95.9	$102.4	$118.9	$86.8	$17.2	$199.9	$205.3	$(5.4)

Per Share and Shares Data
Basic earnings per share
Net income (loss)	$(0.69)	$2.51	$3.02	$1.96	$1.91	$(2.60)	$1.86	$3.59	$(1.73)
Operating income (loss)	$(0.99)	$1.66	$2.46	$1.35	$1.66	$(2.65)	$0.70	$3.19	$(2.49)
Diluted earnings per share (1)
Net income (loss)	$(0.69)	$2.49	$3.00	$1.95	$1.91	$(2.60)	$1.85	$3.57	$(1.72)
Operating income (loss)	$(0.99)	$1.65	$2.44	$1.35	$1.65	$(2.64)	$0.69	$3.17	$(2.48)

Wgt. average common shares outstanding (basic)	72,350	73,838	73,880	73,776	73,718	(1,368)	73,089	73,646	(557)
Wgt. average common shares outstanding (diluted)	72,769	74,389	74,375	74,138	74,054	(1,285)	73,573	74,048	(475)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	8,170	5,837	5,211	5,286	5,416	2,754	8,170	5,416	2,754
Common shares outstanding	70,968	73,301	73,927	73,852	73,722	(2,754)	70,968	73,722	(2,754)

Book value per share	$82.97	$94.34	$93.47	$91.18	$84.75
Per share effect of accumulated other comprehensive income (AOCI)	$16.66	$26.97	$28.52	$29.13	$24.41
Book value per share, excluding AOCI	$66.31	$67.37	$64.95	$62.05	$60.34

Shareholder dividends paid	$17,415.9	$17,752.7	$17,724.7	$17,696.2	$13,268.6	$4,147.3	$35,168.6	$26,523.9	$8,644.7

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$84,495	$4,014,849	$3,814,143	$200,706
Investment income, net of related expenses	444,234	425,131	370,151	396,781	328,334	115,900	869,365	669,274	200,091
Investment related gains (losses), net
OTTI on fixed maturity securities	(9,803)	(202)	(4,346)	(1,996)	(1,959)	(7,844)	(10,005)	(9,566)	(439)
OTTI on fixed maturity securities transferred to/from AOCI	(306)	—	—	(559)	162	(468)	(306)	(7,059)	6,753
Other investment related gains (losses), net	58,352	94,573	115,108	78,608	25,598	32,754	152,925	83,946	68,979

Total investment related gains (losses), net	48,243	94,371	110,762	76,053	23,801	24,442	142,614	67,321	75,293
Other revenue	63,009	101,907	62,482	63,501	72,957	(9,948)	164,916	117,990	46,926

Total revenues	2,590,642	2,601,102	2,723,102	2,449,081	2,375,753	214,889	5,191,744	4,668,728	523,016

Benefits and expenses:
Claims and other policy benefits	2,030,574	1,688,910	1,797,779	1,662,625	1,625,446	405,128	3,719,484	3,205,595	513,889
Interest credited	118,345	125,483	94,835	130,341	66,697	51,648	243,828	154,739	89,089
Policy acquisition costs and other insurance expenses	370,505	357,357	344,791	318,106	335,939	34,566	727,862	643,573	84,289
Other operating expenses	113,408	119,501	132,334	103,786	105,541	7,867	232,909	215,639	17,270
Interest expense	29,918	28,486	28,917	29,749	23,360	6,558	58,404	46,682	11,722
Collateral finance facility expense	2,650	2,538	3,357	2,995	2,878	(228)	5,188	5,845	(657)

Total benefits and expenses	2,665,400	2,322,275	2,402,013	2,247,602	2,159,861	505,539	4,987,675	4,272,073	715,602

Income (loss) before income taxes	(74,758)	278,827	321,089	201,479	215,892	(290,650)	204,069	396,655	(192,586)

Income tax expense (benefit)	(25,146)	93,292	98,100	57,004	74,781	(99,927)	68,146	132,226	(64,080)

Net income (loss)	$(49,612)	$185,535	$222,989	$144,475	$141,111	$(190,723)	$135,923	$264,429	$(128,506)

Pre-tax Operating Income (Loss) Reconciliation:
Income (loss) before income taxes	(74,758)	278,827	321,089	201,479	215,892	(290,650)	204,069	396,655	(192,586)
Investment and derivative losses (gains) - non-operating (1)	37,057	48,842	(3,404)	(16,940)	(102,184)	139,241	85,899	(8,086)	93,985
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(47,716)	(90,258)	(74,054)	(54,836)	4,453	(52,169)	(137,974)	13,881	(151,855)
GMXB embedded derivatives (1)	(35,809)	(51,314)	(30,588)	(2,579)	74,929	(110,738)	(87,123)	(71,446)	(15,677)
Funds withheld losses (gains) - investment income	(11,733)	(2,031)	(6,447)	(6,400)	(5,323)	(6,410)	(13,764)	(4,283)	(9,481)
Funds withheld losses (gains) - policy acq. costs	—	—	55	122	152	(152)	—	361	(361)
EIA embedded derivatives - interest credited	(32,161)	(19,311)	7,711	(167)	(1,685)	(30,476)	(51,472)	37,554	(89,026)
DAC offset, net	56,786	64,618	44,308	13,705	1,490	55,296	121,404	(11,658)	133,062
Gain on repurchase of collateral finance facility securities	—	(46,506)	—	—	—	—	(46,506)	—	(46,506)

Operating Income (loss) Before Income Taxes	$(108,334)	$182,867	$258,670	$134,384	$187,724	$(296,058)	$74,533	$352,978	$(278,445)

After-tax Operating Income (Loss) Reconciliation:
Net Income (loss)	(49,612)	185,535	222,989	144,475	141,111	(190,723)	135,923	264,429	(128,506)
Investment and derivative losses (gains) - non-operating (1)	23,726	31,434	(2,801)	(11,972)	(66,949)	90,675	55,160	(6,645)	61,805
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(31,015)	(58,668)	(48,135)	(35,644)	2,895	(33,910)	(89,683)	9,023	(98,706)
GMXB embedded derivatives (1)	(23,276)	(33,354)	(19,882)	(1,676)	48,704	(71,980)	(56,630)	(46,440)	(10,190)
Funds withheld losses (gains) - investment income	(7,625)	(1,321)	(4,190)	(4,160)	(3,460)	(4,165)	(8,946)	(2,784)	(6,162)
Funds withheld losses (gains) - policy acq. costs	—	—	36	79	99	(99)	—	235	(235)
EIA embedded derivatives - interest credited	(20,905)	(12,552)	5,012	(108)	(1,095)	(19,810)	(33,457)	24,410	(57,867)
DAC offset, net	36,910	42,002	28,801	8,908	968	35,942	78,912	(7,578)	86,490
Gain on repurchase of collateral finance facility securities	—	(30,229)	—	—	—	—	(30,229)	—	(30,229)

Operating Income (loss)	$(71,797)	$122,847	$181,830	$99,902	$122,273	$(194,070)	$51,050	$234,650	$(183,600)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands, except per share data)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$2,035,156	$1,979,693	$2,179,707	$1,912,746	$1,950,661	$84,495	$4,014,849	$3,814,143	$200,706
Investment income, net of related expenses	432,501	423,100	363,704	390,381	323,011	109,490	855,601	664,991	190,610
Investment related gains (losses), net	1,775	1,641	2,716	1,698	999	776	3,416	1,670	1,746
Other revenue	63,009	55,401	62,482	63,501	72,957	(9,948)	118,410	117,990	420

Total revenues	2,532,441	2,459,835	2,608,609	2,368,326	2,347,628	184,813	4,992,276	4,598,794	393,482

Benefits and expenses:
Claims and other policy benefits	2,030,574	1,688,910	1,797,779	1,662,625	1,625,446	405,128	3,719,484	3,205,595	513,889
Interest credited	150,506	144,794	87,124	130,508	68,382	82,124	295,300	117,185	178,115
Policy acquisition costs and other insurance expenses	313,719	292,739	300,428	304,279	334,297	(20,578)	606,458	654,870	(48,412)
Other operating expenses	113,408	119,501	132,334	103,786	105,541	7,867	232,909	215,639	17,270
Interest expense	29,918	28,486	28,917	29,749	23,360	6,558	58,404	46,682	11,722
Collateral finance facility expense	2,650	2,538	3,357	2,995	2,878	(228)	5,188	5,845	(657)

Total benefits and expenses	2,640,775	2,276,968	2,349,939	2,233,942	2,159,904	480,871	4,917,743	4,245,816	671,927

Operating income (loss) before income taxes	(108,334)	182,867	258,670	134,384	187,724	(296,058)	74,533	352,978	(278,445)

Operating income tax expense (benefit)	(36,537)	60,020	76,840	34,482	65,451	(101,988)	23,483	118,328	(94,845)

Operating income (loss)	$(71,797)	$122,847	$181,830	$99,902	$122,273	$(194,070)	$51,050	$234,650	$(183,600)

Wgt. Average Common Shares Outstanding (Diluted) (1)	72,769	74,389	74,375	74,138	74,054	(1,285)	73,573	74,048	(475)

Diluted Earnings Per Share - Operating Income (1)	$(0.99)	$1.65	$2.44	$1.35	$1.65	$(2.64)	$0.69	$3.17	$(2.48)

Foreign currency effect (2):
Net premiums	$(21,173)	$(19,599)	$14,105	$(25,972)	$(45,800)	$24,627	$(40,772)	$(50,724)	$9,952
Operating income before income taxes	$13,624	$(2,798)	$1,799	$(4,165)	$(3,471)	$17,095	$10,826	$(3,858)	$14,684

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012
Assets
Fixed maturity securities, available-for-sale	$21,284,216	$22,401,659	$22,291,614	$21,658,414	$17,244,192
Mortgage loans on real estate	2,377,246	2,325,191	2,300,587	2,256,881	1,157,049
Policy loans	1,245,252	1,245,812	1,278,175	1,243,498	1,250,238
Funds withheld at interest	5,777,395	5,698,594	5,594,182	5,608,640	5,457,888
Short-term investments	38,601	180,707	288,082	90,789	49,981
Investment receivable	—	—	—	—	5,406,898
Other invested assets	1,035,809	1,129,651	1,159,543	1,236,616	940,605

Total investments	31,758,519	32,981,614	32,912,183	32,094,838	31,506,851
Cash and cash equivalents	973,619	1,001,841	1,259,892	1,603,730	957,341
Accrued investment income	233,153	230,269	201,344	250,048	182,586
Premiums receivable and other reinsurance balances	1,314,004	1,259,281	1,356,087	1,179,687	1,104,176
Reinsurance ceded receivables	585,555	602,373	620,901	623,954	626,734
Deferred policy acquisition costs	3,453,513	3,545,063	3,619,274	3,630,877	3,605,008
Other assets	472,258	576,660	390,757	540,879	361,627

Total assets	$38,790,621	$40,197,101	$40,360,438	$39,924,013	$38,344,323

Liabilities and Stockholders’ Equity
Future policy benefits	$11,491,692	$11,355,882	$11,372,856	$11,093,483	$10,725,096
Interest-sensitive contract liabilities	12,991,981	13,141,402	13,353,502	13,254,859	13,352,601
Other policy claims and benefits	3,316,727	3,243,948	3,160,250	3,132,526	3,026,467
Other reinsurance balances	254,815	250,606	233,630	218,057	249,336
Deferred income taxes	1,839,909	2,105,391	2,120,501	1,806,186	1,785,614
Other liabilities	584,488	877,405	742,249	1,217,788	890,687
Short-term debt	120,000	—	—	—	—
Long-term debt	1,815,533	1,815,392	1,815,253	1,815,111	1,414,969
Collateral finance facility	487,556	491,987	652,010	651,968	651,936

Total liabilities	32,902,701	33,282,013	33,450,251	33,189,978	32,096,706

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,772,811	1,765,255	1,755,421	1,743,822	1,740,415
Retained earnings	3,428,646	3,521,492	3,357,255	3,154,317	3,033,505
Treasury stock	(496,462)	(349,190)	(312,182)	(316,542)	(326,292)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	164,538	253,370	267,477	273,258	237,010
Unrealized appreciation of securities, net of income taxes	1,052,126	1,758,775	1,877,655	1,907,512	1,591,647
Pension and postretirement benefits, net of income taxes	(34,530)	(35,405)	(36,230)	(29,123)	(29,459)

Total stockholders’ equity	5,887,920	6,915,088	6,910,187	6,734,035	6,247,617

Total liabilities and stockholders’ equity	$38,790,621	$40,197,101	$40,360,438	$39,924,013	$38,344,323

Total stockholders’ equity, excluding AOCI	$4,705,786	$4,938,348	$4,801,285	$4,582,388	$4,448,419

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012		June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$1,124,292	$1,046,049	$1,159,106	$1,045,767	$1,082,400	$41,892	$2,170,341	$2,103,907	$66,434
Investment income, net of related expenses	133,259	132,289	133,988	135,532	133,652	(393)	265,548	266,069	(521)
Other revenue	1,144	529	2,448	764	401	743	1,673	1,404	269

Total revenues	1,258,695	1,178,867	1,295,542	1,182,063	1,216,453	42,242	2,437,562	2,371,380	66,182

Benefits and expenses:
Claims and other policy benefits	972,739	929,680	973,185	917,264	934,807	37,932	1,902,419	1,842,268	60,151
Interest credited	13,590	16,150	11,421	14,637	14,555	(965)	29,740	29,609	131
Policy acquisition costs and other insurance expenses	164,393	139,968	145,437	156,995	150,958	13,435	304,361	296,443	7,918
Other operating expenses	22,226	23,521	25,890	20,684	20,586	1,640	45,747	44,587	1,160

Total benefits and expenses	1,172,948	1,109,319	1,155,933	1,109,580	1,120,906	52,042	2,282,267	2,212,907	69,360

Operating income before income taxes	85,747	69,548	139,609	72,483	95,547	(9,800)	155,295	158,473	(3,178)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	85,747	69,548	139,609	72,483	95,547	(9,800)	155,295	158,473	(3,178)
Investment and derivative (losses) gains - non-operating	3,700	7,297	11,752	(1,927)	789	2,911	10,997	(12,295)	23,292

Income before income taxes	$89,447	$76,845	$151,361	$70,556	$96,336	$(6,889)	$166,292	$146,178	$20,114

Loss and Expense Ratios:
Claims and other policy benefits	86.5%	88.9%	84.0%	87.7%	86.4%	0.1%	87.7%	87.6%	0.1%
Policy acquisition costs and other insurance expenses	14.6%	13.4%	12.5%	15.0%	13.9%	0.7%	14.0%	14.1%	-0.1%
Other operating expenses	2.0%	2.2%	2.2%	2.0%	1.9%	0.1%	2.1%	2.1%	0.0%

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$11,129	$3,838	$3,521	$3,623	$3,355	$7,774	$14,967	$6,951	$8,016
Investment income, net of related expenses	190,296	178,719	127,812	154,789	90,527	99,769	369,015	202,028	166,987
Investment related gains (losses), net	—	—	—	—	(18)	18	—	(48)	48
Other revenue	29,937	28,881	30,893	31,976	29,254	683	58,818	49,147	9,671

Total revenues	231,362	211,438	162,226	190,388	123,118	108,244	442,800	258,078	184,722

Benefits and expenses:
Claims and other policy benefits	11,083	3,588	2,892	2,828	5,102	5,981	14,671	7,004	7,667
Interest credited	136,424	128,096	74,992	115,645	53,611	82,813	264,520	87,122	177,398
Policy acquisition costs and other insurance expenses	40,747	30,045	39,527	42,200	44,955	(4,208)	70,792	116,959	(46,167)
Other operating expenses	2,878	4,113	3,977	2,596	2,807	71	6,991	5,869	1,122

Total benefits and expenses	191,132	165,842	121,388	163,269	106,475	84,657	356,974	216,954	140,020

Operating income before income taxes	40,230	45,596	40,838	27,119	16,643	23,587	85,826	41,124	44,702

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	40,230	45,596	40,838	27,119	16,643	23,587	85,826	41,124	44,702
Investment and derivative gains (losses) - non-operating (1)	(39,071)	(52,932)	(13,667)	2,039	92,008	(131,079)	(92,003)	(4,347)	(87,656)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	46,325	90,202	76,778	54,257	(4,593)	50,918	136,527	(13,980)	150,507
GMXB embedded derivatives (1)	35,809	51,314	30,588	2,579	(74,929)	110,738	87,123	71,446	15,677
Funds withheld gains (losses) - investment income	10,541	650	3,944	5,652	5,430	5,111	11,191	3,206	7,985
Funds withheld gains (losses) - policy acq. costs	—	—	(55)	(122)	(152)	152	—	(361)	361
EIA embedded derivatives - interest credited	32,161	19,311	(7,711)	167	1,685	30,476	51,472	(37,554)	89,026
DAC offset, net	(56,786)	(64,618)	(44,308)	(13,705)	(1,490)	(55,296)	(121,404)	11,658	(133,062)

Income before income taxes	$69,209	$89,523	$86,407	$77,986	$34,602	$34,607	$158,732	$71,192	$87,540

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
(USD millions)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012

Annuity account values:

Fixed annuities (deferred)	$5,264	$5,357	$5,690	$5,815	$5,942

Net interest spread (fixed annuities):	2.3%	2.2%	2.2%	1.1%	1.0%

Equity-indexed annuities	$4,795	$4,809	$4,833	$4,882	$4,867

Variable annuities:
No riders	$946	$960	$948	$957	$944
GMDB only	56	80	79	80	79
GMIB only	6	6	6	6	6
GMAB only	52	54	54	55	54
GMWB only	1,660	1,707	1,662	1,667	1,620
GMDB / WB	450	465	455	461	451
Other	30	32	31	31	30

Total VA account values	$3,200	$3,304	$3,235	$3,257	$3,184

Fair value of liabilities associated with living benefit riders	$85	$121	$172	$203	$205

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$200	$200	$200	$200	$200

Bank-owned life insurance (BOLI)	$529	$525	$522	$519	$515

Other asset-intensive business	$73	$75	$75	$76	$77

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Investment income, net of related expenses	$819	$597	$361	$364	$179	$640	$1,416	$343	$1,073
Other revenue	16,306	12,797	13,796	11,565	11,734	4,572	29,103	20,644	8,459

Total revenues	17,125	13,394	14,157	11,929	11,913	5,212	30,519	20,987	9,532

Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,602	3,440	1,081	2,012	704	2,898	7,042	1,474	5,568
Other operating expenses	1,636	1,947	4,555	1,635	1,593	43	3,583	3,445	138

Total benefits and expenses	5,238	5,387	5,636	3,647	2,297	2,941	10,625	4,919	5,706

Operating income before income taxes	11,887	8,007	8,521	8,282	9,616	2,271	19,894	16,068	3,826

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	11,887	8,007	8,521	8,282	9,616	2,271	19,894	16,068	3,826
Investment and derivative gains (losses) - non-operating	(100)	34	112	(146)	32	(132)	(66)	(107)	41

Income before income taxes	$11,787	$8,041	$8,633	$8,136	$9,648	$2,139	$19,828	$15,961	$3,867

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$239,633	$243,271	$248,443	$227,944	$221,167	$18,466	$482,904	$439,377	$43,527
Investment income, net of related expenses	50,450	49,174	45,928	46,016	46,349	4,101	99,624	94,065	5,559
Investment related gains (losses), net	970	1,005	1,041	1,003	995	(25)	1,975	2,318	(343)
Other revenue	302	208	41	3,288	3,205	(2,903)	510	3,175	(2,665)

Total revenues	291,355	293,658	295,453	278,251	271,716	19,639	585,013	538,935	46,078

Benefits and expenses:
Claims and other policy benefits	196,584	189,698	169,959	191,275	184,857	11,727	386,282	345,482	40,800
Interest credited	6	12	6	22	—	6	18	—	18
Policy acquisition costs and other insurance expenses	52,134	60,832	58,786	49,790	47,476	4,658	112,966	97,761	15,205
Other operating expenses	10,942	10,239	12,664	9,022	8,876	2,066	21,181	18,526	2,655

Total benefits and expenses	259,666	260,781	241,415	250,109	241,209	18,457	520,447	461,769	58,678

Operating income before income taxes	31,689	32,877	54,038	28,142	30,507	1,182	64,566	77,166	(12,600)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	31,689	32,877	54,038	28,142	30,507	1,182	64,566	77,166	(12,600)
Investment and derivative gains (losses) - non-operating	2,778	2,050	2,817	8,630	4,630	(1,852)	4,828	11,850	(7,022)
Funds withheld gains (losses) - investment income	1,192	1,381	2,503	748	(107)	1,299	2,573	1,077	1,496

Income before income taxes	$35,659	$36,308	$59,358	$37,520	$35,030	$629	$71,967	$90,093	$(18,126)

Loss and Expense Ratios:
Loss ratios (creditor business)	33.0%	32.7%	6.1%	40.4%	38.0%	-5.0%	32.8%	36.1%	-3.3%
Loss ratios (excluding creditor business)	94.5%	93.2%	87.5%	96.8%	95.5%	-1.0%	93.9%	89.7%	4.2%
Claims and other policy benefits / (net premiums + investment income)	67.8%	64.9%	57.7%	69.8%	69.1%	-1.3%	66.3%	64.8%	1.5%
Policy acquisition costs and other insurance expenses (creditor business)	59.0%	61.0%	60.0%	58.2%	58.5%	0.5%	60.1%	57.8%	2.3%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.3%	12.9%	12.5%	11.1%	11.8%	0.5%	12.6%	13.0%	-0.4%
Other operating expenses	4.6%	4.2%	5.1%	4.0%	4.0%	0.6%	4.4%	4.2%	0.2%

Foreign currency effect (1):
Net premiums	$(3,144)	$(1,562)	$7,617	$(3,413)	$(9,838)	$6,694	$(4,706)	$(13,166)	$8,460
Operating income before income taxes	$(434)	$(521)	$1,785	$919	$(2,905)	$2,471	$(955)	$(3,459)	$2,504

Creditor reinsurance net premiums	$48,618	$61,114	$58,340	$52,038	$45,883	$2,735	$109,732	$90,693	$19,039

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$319,375	$323,908	$402,515	$303,101	$310,075	$9,300	$643,283	$602,846	$40,437
Investment income, net of related expenses	14,457	12,224	11,560	11,437	11,248	3,209	26,681	22,579	4,102
Other revenue	4,608	1,287	1,386	1,576	1,464	3,144	5,895	3,717	2,178

Total revenues	338,440	337,419	415,461	316,114	322,787	15,653	675,859	629,142	46,717

Benefits and expenses:
Claims and other policy benefits	283,230	283,915	357,190	251,553	263,992	19,238	567,145	525,476	41,669
Policy acquisition costs and other insurance expenses	11,753	11,734	7,937	14,697	13,550	(1,797)	23,487	28,602	(5,115)
Other operating expenses	28,109	26,195	36,075	24,809	26,810	1,299	54,304	52,005	2,299

Total benefits and expenses	323,092	321,844	401,202	291,059	304,352	18,740	644,936	606,083	38,853

Operating income before income taxes	15,348	15,575	14,259	25,055	18,435	(3,087)	30,923	23,059	7,864

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,348	15,575	14,259	25,055	18,435	(3,087)	30,923	23,059	7,864
Investment and derivative gains (losses) - non-operating	470	1,810	1,325	7,111	1,156	(686)	2,280	3,138	(858)

Income before income taxes	$15,818	$17,385	$15,584	$32,166	$19,591	$(3,773)	$33,203	$26,197	$7,006

Loss and Expense Ratios:
Claims and other policy benefits	88.7%	87.7%	88.7%	83.0%	85.1%	3.6%	88.2%	87.2%	1.0%
Policy acquisition costs and other insurance expenses	3.7%	3.6%	2.0%	4.8%	4.4%	-0.7%	3.7%	4.7%	-1.0%
Other operating expenses	8.8%	8.1%	9.0%	8.2%	8.6%	0.2%	8.4%	8.6%	-0.2%

Foreign currency effect (1):
Net premiums	$(9,962)	$(9,915)	$(129)	$(17,157)	$(22,973)	$13,011	$(19,877)	$(34,335)	$14,458
Operating income before income taxes	$(959)	$(642)	$(305)	$(2,989)	$(1,013)	$54	$(1,601)	$(2,430)	$829

Critical illness net premiums	$63,918	$63,639	$66,211	$58,793	$62,001	$1,139	$127,557	$123,549	$3,230

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$340,466	$363,604	$362,620	$330,415	$331,945	$8,521	$704,070	$657,295	$46,775
Investment income, net of related expenses	21,402	22,081	20,782	19,316	20,711	691	43,483	43,289	194
Investment related gains (losses), net	570	382	1,460	468	(164)	734	952	(973)	1,925
Other revenue	10,461	7,749	11,269	10,052	24,109	(13,648)	18,210	31,517	(13,307)

Total revenues	372,899	393,816	396,131	360,251	376,601	(3,702)	766,715	731,128	35,587

Benefits and expenses:
Claims and other policy benefits	567,050	281,945	294,564	299,782	236,733	330,317	848,995	485,353	363,642
Interest Credited	274	311	653	204	216	58	585	454	131
Policy acquisition costs and other insurance expenses	60,163	62,063	58,419	52,779	89,996	(29,833)	122,226	140,843	(18,617)
Other operating expenses	31,134	30,132	34,040	28,234	26,929	4,205	61,266	54,842	6,424

Total benefits and expenses	658,621	374,451	387,676	380,999	353,874	304,747	1,033,072	681,492	351,580

Operating income (loss) before income taxes	(285,722)	19,365	8,455	(20,748)	22,727	(308,449)	(266,357)	49,636	(315,993)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	(285,722)	19,365	8,455	(20,748)	22,727	(308,449)	(266,357)	49,636	(315,993)
Investment and derivative gains (losses) - non-operating	(4,726)	(4,847)	(2,520)	4,265	1,132	(5,858)	(9,573)	6,290	(15,863)

Income (loss) before income taxes	$(290,448)	$14,518	$5,935	$(16,483)	$23,859	$(314,307)	$(275,930)	$55,926	$(331,856)

Loss and Expense Ratios:
Claims and other policy benefits	166.6%	77.5%	81.2%	90.7%	71.3%	95.3%	120.6%	73.8%	46.8%
Policy acquisition costs and other insurance expenses	17.7%	17.1%	16.1%	16.0%	27.1%	-9.4%	17.4%	21.4%	-4.0%
Other operating expenses	9.1%	8.3%	9.4%	8.5%	8.1%	1.0%	8.7%	8.3%	0.4%

Foreign currency effect (1):
Net premiums	$(8,067)	$(8,122)	$6,609	$(5,401)	$(12,998)	$4,931	$(16,189)	$(3,242)	$(12,947)
Operating income before income taxes	$15,112	$(1,775)	$(508)	$(1,280)	$(614)	$15,726	$13,337	$915	$12,422

Critical illness net premiums	$51,249	$54,508	$68,963	$68,356	$46,700	$4,549	$105,757	$87,033	$18,724

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Revenues:
Net premiums	$261	$(977)	$3,502	$1,896	$1,719	$(1,458)	$(716)	$3,767	$(4,483)
Investment income, net of related expenses	21,818	28,016	23,273	22,927	20,345	1,473	49,834	36,618	13,216
Investment related gains (losses), net	235	254	215	227	186	49	489	373	116
Other revenue	251	3,950	2,649	4,280	2,790	(2,539)	4,201	8,386	(4,185)

Total revenues	22,565	31,243	29,639	29,330	25,040	(2,475)	53,808	49,144	4,664

Benefits and expenses:
Claims and other policy benefits	(112)	84	(11)	(77)	(45)	(67)	(28)	12	(40)
Interest credited	212	225	52	—	—	212	437	—	437
Policy acquisition costs and other insurance expenses	(19,073)	(15,343)	(10,759)	(14,194)	(13,342)	(5,731)	(34,416)	(27,212)	(7,204)
Other operating expenses	16,483	23,354	15,133	16,806	17,940	(1,457)	39,837	36,365	3,472
Interest expense	29,918	28,486	28,917	29,749	23,360	6,558	58,404	46,682	11,722
Collateral finance facility expense	2,650	2,538	3,357	2,995	2,878	(228)	5,188	5,845	(657)

Total benefits and expenses	30,078	39,344	36,689	35,279	30,791	(713)	69,422	61,692	7,730

Operating income (loss) before income taxes	(7,513)	(8,101)	(7,050)	(5,949)	(5,751)	(1,762)	(15,614)	(12,548)	(3,066)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(7,513)	(8,101)	(7,050)	(5,949)	(5,751)	(1,762)	(15,614)	(12,548)	(3,066)
Investment and derivative gains (losses) - non-operating	1,283	(2,198)	861	(2,453)	2,577	(1,294)	(915)	3,656	(4,571)
Gain on repurchase of collateral finance facility securities	—	46,506	—	—	—	—	46,506	—	46,506

Income (loss) before income taxes	$(6,230)	$36,207	$(6,189)	$(8,402)	$(3,174)	$(3,056)	$29,977	$(8,892)	$38,869

Foreign currency effect (1):
Net premiums	$—	$—	$8	$(1)	$9	$(9)	$—	$19	$(19)
Operating income before income taxes	$(95)	$140	$827	$(815)	$1,061	$(1,156)	$45	$1,116	$(1,071)

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (Loss)

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

U.S. Traditional	$85,747	$69,548	$139,609	$72,483	$95,547	$(9,800)	$155,295	$158,473	$(3,178)
U.S. Asset Intensive	40,230	45,596	40,838	27,119	16,643	23,587	85,826	41,124	44,702
U.S. Financial Reinsurance	11,887	8,007	8,521	8,282	9,616	2,271	19,894	16,068	3,826

Total U.S. Segment	137,864	123,151	188,968	107,884	121,806	16,058	261,015	215,665	45,350
Canadian Segment	31,689	32,877	54,038	28,142	30,507	1,182	64,566	77,166	(12,600)
Europe & South Africa Segment	15,348	15,575	14,259	25,055	18,435	(3,087)	30,923	23,059	7,864
Asia Pacific Segment	(285,722)	19,365	8,455	(20,748)	22,727	(308,449)	(266,357)	49,636	(315,993)
Corporate and Other	(7,513)	(8,101)	(7,050)	(5,949)	(5,751)	(1,762)	(15,614)	(12,548)	(3,066)

Consolidated	$(108,334)	$182,867	$258,670	$134,384	$187,724	$(296,058)	$74,533	$352,978	$(278,445)

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets
	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012

Fixed maturity securities, available-for-sale	$21,284,216	$22,401,659	$22,291,614	$21,658,414	$17,244,192
Mortgage loans on real estate	2,377,246	2,325,191	2,300,587	2,256,881	1,157,049
Policy loans	1,245,252	1,245,812	1,278,175	1,243,498	1,250,238
Funds withheld at interest	5,777,395	5,698,594	5,594,182	5,608,640	5,457,888
Short-term investments	38,601	180,707	288,082	90,789	49,981
Investment Receivable	—	—	—	—	5,406,898
Other invested assets	1,035,809	1,129,651	1,159,543	1,236,616	940,605
Cash and cash equivalents	973,619	1,001,841	1,259,892	1,603,730	957,341

Total cash and invested assets	$32,732,138	$33,983,455	$34,172,075	$33,698,568	$32,464,192

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	June 30, 2013	March 31, 2013	Dec. 31, 2012	Sept. 30, 2012	June 30, 2012	vs. PY Quarter	June 30, 2013	June 30, 2012	Change

Average invested assets at amortized cost (1)	$18,112,841	$17,992,152	$17,510,541	$17,030,794	$16,539,380	$1,573,461	$17,946,154	$16,339,042	$1,607,112
Net investment income (1)	$212,047	$213,322	$207,567	$208,346	$205,471	$6,576	$425,369	$408,074	$17,295
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.77%	4.83%	4.83%	4.98%	5.06%	-0.29%	4.80%	5.06%	-0.26%

(1)	Excludes funds withheld and other spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

June 30, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,346,144	$648,955	$191,618	$11,803,481	55.4%	$—
Canadian and Canadian provincial governments	2,633,388	901,567	9,162	3,525,793	16.6%	—
Residential mortgage-backed securities	1,015,155	53,581	13,768	1,054,968	5.0%	(241)
Asset-backed securities	789,849	18,998	18,537	790,310	3.7%	(2,259)
Commercial mortgage-backed securities	1,564,924	110,294	36,586	1,638,632	7.7%	(5,125)
U.S. government and agencies	394,026	21,417	2,453	412,990	1.9%	—
State and political subdivisions	278,148	25,513	11,850	291,811	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,735,687	51,165	20,621	1,766,231	8.3%	—

Total fixed maturity securities	$19,757,321	$1,831,490	$304,595	$21,284,216	100.0%	$(7,625)

Non-redeemable preferred stock	85,483	6,722	1,747	90,458	56.4%
Other equity securities	74,273	—	4,392	69,881	43.6%

Total equity securities	$159,756	$6,722	$6,139	$160,339	100.0%

December 31, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,333,431	$1,085,973	$39,333	$12,380,071	55.5%	$—
Canadian and Canadian provincial governments	2,676,777	1,372,731	174	4,049,334	18.2%	—
Residential mortgage-backed securities	969,267	76,520	3,723	1,042,064	4.7%	(241)
Asset-backed securities	700,455	19,898	28,798	691,555	3.1%	(2,259)
Commercial mortgage-backed securities	1,608,376	142,369	51,842	1,698,903	7.6%	(6,125)
U.S. government and agencies	231,256	33,958	24	265,190	1.2%	—
State and political subdivisions	270,086	38,058	5,646	302,498	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,769,784	94,929	2,714	1,861,999	8.3%	—

Total fixed maturity securities	$19,559,432	$2,864,436	$132,254	$22,291,614	100.0%	$(8,625)

Non-redeemable preferred stock	68,469	6,542	170	74,841	33.6%
Other equity securities	148,577	416	1,134	147,859	66.4%

Total equity securities	$217,046	$6,958	$1,304	$222,700	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	June 30, 2013				December 31, 2012
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)

Financial Institutions
Banking	$2,078,115	$2,144,345	17.9%	A	$2,114,425	$2,260,382	17.9%	A
Brokerage	134,869	141,094	1.2%	A-	120,139	131,664	1.0%	A-
Finance Comp.	171,929	177,688	1.5%	A	181,430	193,892	1.5%	A
Insurance	672,096	705,314	5.9%	A-	592,109	654,647	5.2%	A-
REITs	461,575	480,223	4.0%	BBB+	485,469	523,370	4.2%	BBB
Other Finance	263,929	269,989	2.3%	BBB+	342,929	358,897	2.9%	BBB+

Total Financial Institutions	$3,782,513	$3,918,653	32.8%		$3,836,501	$4,122,852	32.7%
Industrials
Basic	844,867	851,219	7.1%	BBB	803,353	861,547	6.8%	BBB
Capital Goods	609,707	635,162	5.3%	BBB	637,479	692,218	5.5%	BBB
Communications	1,084,075	1,137,312	9.5%	BBB+	1,044,374	1,169,000	9.3%	BBB+
Consumer Cyclical	736,417	759,491	6.4%	BBB	727,324	786,726	6.2%	BBB+
Consumer Noncyclical	1,022,994	1,074,949	9.0%	BBB+	969,589	1,084,295	8.6%	BBB+
Energy	663,832	698,761	5.8%	BBB+	728,354	807,087	6.4%	BBB+
Technology	450,054	453,989	3.8%	BBB	475,697	502,123	4.0%	BBB
Transportation	384,682	403,497	3.4%	BBB+	378,808	415,283	3.3%	BBB+
Other Industrial	117,423	123,854	1.0%	BBB	116,989	125,567	1.0%	BBB

Total Industrials	$5,914,051	$6,138,234	51.3%		$5,881,967	$6,443,846	51.1%
Utilities
Electric	1,072,973	1,129,102	9.4%	BBB+	1,081,451	1,196,527	9.5%	BBB+
Natural Gas	658,121	692,902	5.8%	BBB	656,357	733,422	5.8%	BBB
Other Utility	50,966	57,606	0.5%	A	61,850	72,662	0.6%	A-

Total Utilities	$1,782,060	$1,879,610	15.7%		$1,799,658	$2,002,611	15.9%
Other Sectors	27,276	27,323	0.2%	AA	32,351	33,462	0.3%	AA

Total	$11,505,900	$11,963,820	100.0%	BBB+	$11,550,477	$12,602,771	100.0%	BBB+

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012
NAIC Designation	Rating Agency Designation (1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total

1	AAA	$1,739,749	$1,802,645	8.5%	$1,784,693	$1,891,675	8.4%	$1,857,190	$1,980,164	8.9%	$2,222,818	$2,364,081	10.9%	$1,979,353	$2,092,043	12.1%
1	AA	5,457,184	6,223,632	29.2%	5,408,086	6,565,513	29.3%	5,286,082	6,541,670	29.4%	5,265,613	6,572,815	30.4%	4,578,944	5,708,472	33.1%
1	A	5,110,947	5,617,495	26.4%	5,140,174	5,962,302	26.6%	4,915,882	5,778,737	25.9%	4,666,113	5,525,476	25.5%	3,919,020	4,705,816	27.3%
2	BBB	5,997,232	6,189,030	29.1%	6,058,221	6,524,007	29.1%	6,186,536	6,692,929	30.0%	5,716,281	6,185,558	28.6%	3,667,640	3,974,486	23.1%
3	BB	723,316	728,014	3.4%	731,136	757,948	3.4%	694,349	712,712	3.2%	583,622	608,439	2.8%	421,128	428,875	2.5%
4	B	519,789	530,990	2.5%	497,504	507,879	2.3%	444,996	444,035	2.0%	322,040	306,871	1.4%	269,970	248,850	1.4%
5	CCC and lower	90,970	84,157	0.4%	98,290	79,039	0.4%	118,738	95,906	0.4%	92,149	68,193	0.3%	89,665	64,812	0.4%
6	In or near default	118,134	108,253	0.5%	120,845	113,296	0.5%	55,659	45,461	0.2%	36,647	26,981	0.1%	31,445	20,838	0.1%

	Total	$19,757,321	$21,284,216	100.0%	$19,838,949	$22,401,659	100.0%	$19,559,432	$22,291,614	100.0%	$18,905,283	$21,658,414	100.0%	$14,957,165	$17,244,192	100.0%

(1)	The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

Residential mortgage-backed securities:
Agency	$546,603	$579,317	$520,081	$575,274	$497,918	$555,535	$511,887	$571,894	$511,985	$571,821
Non-agency	468,552	475,651	485,151	501,496	471,349	486,529	468,768	483,914	495,808	506,741

Total residential mortgage-backed securities	1,015,155	1,054,968	1,005,232	1,076,770	969,267	1,042,064	980,655	1,055,808	1,007,793	1,078,562
Commercial mortgage-backed securities	1,564,924	1,638,632	1,596,659	1,698,144	1,608,376	1,698,903	1,663,493	1,740,391	1,308,668	1,348,047
Asset-backed securities	789,849	790,310	752,280	756,544	700,455	691,555	588,851	572,700	469,616	441,051

Total	$3,369,928	$3,483,910	$3,354,171	$3,531,458	$3,278,098	$3,432,522	$3,232,999	$3,368,899	$2,786,077	$2,867,660

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	June 30, 2013
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	$294,583	$317,295	$175,038	$188,762	$181,070	$190,519
2007	161,197	173,999	32,862	36,525	67,277	73,370
2008	—	—	53,660	64,675	18,061	20,058
2009	1,653	1,784	7,139	7,832	3,490	5,455
2010	27,995	29,350	47,168	50,095	19,146	20,535
2011	15,745	15,902	18,182	19,996	40,444	40,898
2012	32,265	31,054	34,672	34,662	58,193	56,413
2013	36,744	35,712	10,427	9,906	2,486	2,438

Total	$570,182	$605,096	$379,148	$412,453	$390,167	$409,686

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	202,213	207,205	99,391	100,075	952,295	1,003,856
2007	93,813	106,225	108,771	104,126	463,920	494,245
2008	—	—	21,729	22,561	93,450	107,294
2009	4,002	5,332	—	—	16,284	20,403
2010	—	—	—	—	94,309	99,980
2011	33,146	31,483	—	—	107,517	108,279
2012	43,379	40,852	—	—	168,509	162,981
2013	—	—	—	—	49,657	48,056

Total	$376,553	$391,097	$229,891	$226,762	$1,945,941	$2,045,094

NOTE: Totals include directly held investments with amortized cost of $1,564.9 million and fair value of $1,638.6 million as well as investments in funds withheld with amortized cost of $381.0 million and fair value of $406.5 million.

	December 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	$313,032	$346,462	$189,203	$208,051	$185,038	$196,800
2007	182,456	201,131	32,810	37,542	69,266	77,657
2008	7,674	7,672	53,510	67,624	14,387	17,098
2009	1,655	1,820	17,399	19,483	3,463	5,599
2010	27,984	29,956	47,085	53,027	13,273	14,405
2011	15,748	16,411	16,069	18,184	40,546	42,726
2012	28,324	29,080	36,340	36,925	58,376	59,595

Total	$576,873	$632,532	$392,416	$440,836	$384,349	$413,880

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

2006 & Prior	194,452	198,490	109,969	103,365	991,694	1,053,168
2007	93,414	108,902	115,028	91,505	492,974	516,737
2008	—	—	22,416	17,386	97,987	109,780
2009	3,880	5,547	—	—	26,397	32,449
2010	—	—	—	—	88,342	97,388
2011	33,242	33,757	—	—	105,605	111,078
2012	43,346	43,811	—	—	166,386	169,411

Total	$368,334	$390,507	$247,413	$212,256	$1,969,385	$2,090,011

NOTE: Totals include directly held investments with amortized cost of $1,608.4 million and fair value of $1,698.9 million as well as investments in funds withheld with amortized cost of $361.0 million and fair value of $391.1 million.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$261,628	84.2%	$64,399	52.6%	$53,648	40.2%	$55,097	35.9%	$75,539	38.5%

20% or more for less than six months	5,629	1.8%	—	0.0%	734	0.5%	509	0.3%	5,924	3.0%

20% or more for six months or greater	37,338	12.0%	56,296	45.9%	77,872	58.3%	97,260	63.3%	112,362	57.2%

Total	$304,595	98.0%	$120,695	98.5%	$132,254	99.0%	$152,866	99.5%	$193,825	98.7%

Equity Securities

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total

Less than 20%	$6,137	2.0%	$1,836	1.5%	$1,303	1.0%	$833	0.5%	$1,659	0.9%

20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	815	0.4%

20% or more for six months or greater	2	0.0%	1	0.0%	1	0.0%	1	0.0%	—	0.0%

Total	$6,139	2.0%	$1,837	1.5%	$1,304	1.0%	$834	0.5%	$2,474	1.3%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of June 30, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

Investment grade securities:
Corporate securities	$3,229,715	$161,032	$89,098	$12,531	$3,318,813	$173,563
Canadian and Canadian provincial governments	138,843	9,162	—	—	138,843	9,162
Residential mortgage-backed securities	210,336	9,553	14,822	2,643	225,158	12,196
Asset-backed securities	220,912	4,719	51,673	5,567	272,585	10,286
Commercial mortgage-backed securities	227,712	9,172	18,893	6,455	246,605	15,627
U.S. government and agencies	191,973	2,344	4,037	109	196,010	2,453
State and political subdivisions	97,877	6,351	11,402	5,499	109,279	11,850
Other foreign government, supranational, and foreign government-sponsored enterprises	657,957	19,787	5,698	721	663,655	20,508

Investment grade securities	4,975,325	222,120	195,623	33,525	5,170,948	255,645

Non-investment grade securities:
Corporate securities	366,159	11,452	40,425	6,603	406,584	18,055
Residential mortgage-backed securities	53,715	1,007	2,359	565	56,074	1,572
Asset-backed securities	25,233	376	30,434	7,875	55,667	8,251
Commercial mortgage-backed securities	19,324	198	43,879	20,761	63,203	20,959
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	952	113	—	—	952	113

Non-investment grade securities	465,383	13,146	117,097	35,804	582,480	48,950

Total fixed maturity securities	$5,440,708	$235,266	$312,720	$69,329	$5,753,428	$304,595

Non-redeemable preferred stock	30,787	1,745	1	2	30,788	1,747
Other equity securities	69,881	4,392	—	—	69,881	4,392

Total Equity securities	$100,668	$6,137	$1	$2	$100,669	$6,139

	As of December 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

Investment grade securities:
Corporate securities	$786,203	$13,276	$108,187	$17,386	$894,390	$30,662
Canadian and Canadian provincial governments	12,349	174	—	—	12,349	174
Residential mortgage-backed securities	22,288	97	19,394	3,199	41,682	3,296
Asset-backed securities	59,119	449	96,179	9,508	155,298	9,957
Commercial mortgage-backed securities	89,507	797	29,181	7,974	118,688	8,771
U.S. government and agencies	7,272	24	—	—	7,272	24
State and political subdivisions	20,602	1,514	11,736	4,132	32,338	5,646
Other foreign government, supranational, and foreign government-sponsored enterprises	244,817	1,953	7,435	761	252,252	2,714

Investment grade securities	1,242,157	18,284	272,112	42,960	1,514,269	61,244

Non-investment grade securities:
Corporate securities	181,168	3,170	39,123	5,501	220,291	8,671
Residential mortgage-backed securities	15,199	80	2,633	347	17,832	427
Asset-backed securities	3,421	26	31,938	18,815	35,359	18,841
Commercial mortgage-backed securities	3,317	764	68,405	42,307	71,722	43,071
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	203,105	4,040	142,099	66,970	345,204	71,010

Total fixed maturity securities	$1,445,262	$22,324	$414,211	$109,930	$1,859,473	$132,254

Non-redeemable preferred stock	5,577	52	5,679	118	11,256	170
Other equity securities	85,374	1,134	—	—	85,374	1,134

Total Equity securities	$90,951	$1,186	$5,679	$118	$96,630	$1,304

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2013	2013	2012	2012	2012		2013	2012	Change

Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(9,803)	$(202)	$(4,346)	$(1,996)	$(1,959)	$(7,844)	$(10,005)	$(9,566)	$(439)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	(306)	—	—	(559)	162	(468)	(306)	(7,059)	6,753

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(10,109)	(202)	(4,346)	(2,555)	(1,797)	(8,312)	(10,311)	(16,625)	6,314
Impairment losses on equity securities	—	—	—	—	(2,186)	2,186	—	(3,025)	3,025
Gain on investment activity	26,845	21,680	43,190	53,173	26,593	252	48,525	48,905	(380)
Loss on investment activity	(6,760)	(11,212)	(4,384)	(6,668)	(8,918)	2,158	(17,972)	(16,422)	(1,550)

Net gain/(loss) on fixed maturity and equity securities	9,976	10,266	34,460	43,950	13,692	(3,716)	20,242	12,833	7,409

Other impairment losses and change in mortgage loan provision	125	(1,626)	(2,220)	(10,301)	1,762	(1,637)	(1,501)	(4,081)	2,580
Other non-derivative gain/(loss), net	6,962	4,589	4,868	5,563	5,628	1,334	11,551	12,269	(718)

Free-standing Derivatives:
Credit Default Swaps	2,428	3,904	3,523	7,819	(4,794)	7,222	6,332	7,019	(687)
Interest Rate Swaps - non-hedged	(38,414)	(22,265)	(9,866)	(1,437)	73,342	(111,756)	(60,679)	25,990	(86,669)
Interest Rate Swaps - hedged	31	(17)	(40)	(4)	29	2	14	3	11
Futures	714	(6,881)	(9,932)	(3,977)	11,073	(10,359)	(6,167)	(6,335)	168
CPI Swaps	(1,117)	(871)	1,543	422	(1,431)	314	(1,988)	(2,233)	245
Equity options	(5,049)	(30,623)	(11,146)	(23,916)	3,367	(8,416)	(35,672)	(34,616)	(1,056)
Currency Forwards	(2,958)	(5,659)	(5,070)	519	515	(3,473)	(8,617)	(1,093)	(7,524)
Interest Rate Options	(7,980)	1,982	—	—	—	(7,980)	(5,998)	—	(5,998)

Total free-standing derivatives	(52,345)	(60,430)	(30,988)	(20,574)	82,101	(134,446)	(112,775)	(11,265)	(101,510)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	47,716	90,258	74,054	54,836	(4,453)	52,169	137,974	(13,881)	151,855
GMXB	35,809	51,314	30,588	2,579	(74,929)	110,738	87,123	71,446	15,677

Total embedded derivatives	83,525	141,572	104,642	57,415	(79,382)	162,907	225,097	57,565	167,532

Net gain/(loss) on total derivatives	31,180	81,142	73,654	36,841	2,719	28,461	112,322	46,300	66,022

Total investment related gains / (losses), net	$48,243	$94,371	$110,762	$76,053	$23,801	$24,442	$142,614	$67,321	$75,293

Page 22